UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation or organization)	File Number)	Identification No.)

110 West 44th Street,	New York,	New York	10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

Registrant's Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On September 18, 2024, Take-Two Interactive Software, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) virtually via live audio-only webcast. As of the record date for the Annual Meeting, the Company had 175,283,440 shares of its common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding. At the Annual Meeting, 156,003,923 shares of Common Stock were represented in person or by proxy. The following matters were submitted to a vote of the stockholders at the Annual Meeting.
1.Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2025 and until their respective successors have been duly elected and qualified were as follows:

	For	Against	Abstain	Broker Non-Votes
Strauss Zelnick	137,016,736	8,787,082	95,160	10,104,945
Michael Dornemann	138,025,816	7,781,344	91,818	10,104,945
William "Bing" Gordon	143,565,661	2,248,837	84,480	10,104,945
Roland Hernandez	143,028,609	2,775,683	94,686	10,104,945
J Moses	131,938,399	13,771,578	189,001	10,104,945
Michael Sheresky	131,424,626	14,379,196	95,156	10,104,945
Ellen Siminoff	143,727,895	2,085,799	85,284	10,104,945
LaVerne Srinivasan	145,574,443	232,023	92,512	10,104,945
Susan Tolson	144,642,447	1,166,874	89,657	10,104,945
Paul Viera	145,636,653	160,558	101,767	10,104,945
Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2024 and until their respective successors have been duly elected and qualified.
2.Advisory votes regarding the approval of the compensation of the named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
125,434,986	20,172,405	291,587	10,104,945
Based on the advisory votes set forth above, the compensation of the named executive officers was duly approved, on an advisory basis, by our stockholders.
3.Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2025, were as follows:

For	Against	Abstain	Broker Non-Votes
153,949,599	1,937,832	116,492	0
Based on the votes set forth above, the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2025 was duly ratified by our stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, General Counsel Americas & Corporate Secretary

Date: September 23, 2024
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